STATEMENTS OF OPERATIONS - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Dec. 31, 2022	Dec. 31, 2021
STATEMENTS OF OPERATIONS
Revenues, net of discounts	$ 1,170	$ 4,920	$ 13,944	$ 34,069
Cost of goods sold	1,225	1,764	12,762	21,696
Gross profit	(55)	3,156	1,182	12,373
Operating expenses:
Legal and professional			204,672	125,917
Advertising and marketing			118,786	56,979
Contract labor			117,016	75,923
Selling, general and administrative	230,157	148,922	100,745	54,815
Total operating expenses	230,157	148,922	541,219	313,634
Loss before income tax	(230,212)	(145,766)	(540,037)	(301,261)
Income tax expense	0	0
Net loss	$ (230,212)	$ (145,766)	$ (540,037)	$ (301,261)
Net loss per share - basic and diluted	$ (0.01)	$ (0.00)	$ (0.01)	$ (0.01)
Weighted average shares outstanding - basic and diluted	37,925,610	37,103,388	37,144,459	37,098,910